REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


To the Shareholders and
Board of Trustees of
Investment Managers Series
Trust
Glendora, California 91740


In planning and performing our
audit of the financial
statements of Gratry
International Growth Fund (the
Fund), a series of Investment
Managers Series Trust, as of and
for the year ended May 31,
2015, in accordance with the
standards of the Public
Company Accounting Oversight
Board (United States), we
considered their internal control
over financial reporting,
including control activities for
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness of
the Funds internal control over
financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls.   A
companys internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A companys internal control
over financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately
and fairly reflect the
transactions and dispositions of
the assets of the company (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the company
are being made only in
accordance with authorizations
of management and directors of
the company and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition, use
or disposition of a companys
assets that could have a material
effect on the financial
statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.   Also,
projections of any evaluation of
effectiveness to future periods
are subject to the risk that
controls may become
inadequate because of changes
in conditions, or that the degree
of compliance with the policies
or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a
deficiency, or combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the companys
annual or interim financial
statements will not be prevented
or detected on a timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States).   However,
we noted no deficiencies in the
Funds internal control over
financial reporting and its
operation, including controls for
safeguarding securities, which we
consider to be material
weaknesses, as defined above, as
of May 31, 2015.

This report is intended solely for
the information and use of
management, Shareholders and
Board of Trustees of Investment
Managers Series Trust and the
Securities and Exchange
Commission, and is not intended to
be and should not be used by
anyone other than these specified
parties.




/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 30, 2015